                                                                   EXHIBIT 10.17

                                 LOAN AGREEMENT

      THIS AGREEMENT made this 3rd day of July, 2001,

B E T W E E N

                                            PIERRE ST-ARNAUD

                                            Hereinafter called the Executive

                                                          OF THE FIRST PART;

                    - and -

                                            SR TELECOM INC.

                                            Hereinafter called the Corporation

                                                          OF THE SECOND PART;

               WHEREAS, pursuant to a Circular filed with regulatory authorities as of the 31st day of May, 2001, the Corporation made an offering of Rights to subscribe for common shares in the capital stock of the Corporation at a purchase price of $1.60 per share (the "SUBSCRIPTION PRICE");

               AND WHEREAS, the offering expires on the 3rd day of July, 2001;

               AND WHEREAS, the Executive, having acquired subscription rights, has agreed to exercise such Rights as of the date hereof;

               AND WHEREAS, at a meeting held on the 21st day of June, 2001, the Directors of the Corporation approved an offer of financial assistance to the Executive in relation to such exercise, subject to the receipt by the Corporation of appropriate security;

               NOW THEREFORE the parties agree

                    1. The Executive will purchase a total of 65,000 shares, but will require financial assistance with respect to the purchase of 43,750 shares only.

                    2. The Corporation will lend to the Executive the sum of $70,000 at an interest rate of 5% per annum.
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                                                                               2

                    3. The Executive will repay the principal amount of the loan in full on the 3rd day of July, 2006, and will also pay interest calculated yearly, not in advance, at the rate of 5% per annum as well after as before maturity and both before and after default on such portion of the principal as remains from time to time unpaid on the 3rd day of July in each year; the first payment of interest to be computed from the 3rd day of July, 2001, upon the whole amount of principal secured, to become due and payable on the 3rd day of July, 2002.

                    4. The Executive will have the privilege of prepaying the whole or any part of the principal sum at any time without notice or bonus provided, however, that such prepayment shall be made in the principal amount of $1,600 or any multiple thereof and provided also that interest, calculated on the amount prepaid and computed to the date of actual prepayment, shall be paid at the time of any prepayment.

                    5. In evidence of the loan herein provided for, the Executive will execute a promissory note in the form set out in Annex A hereto and, as security for repayment, will enter into a Pledge Agreement as set out in Annex B hereto.


               IT IS EXPRESSLY UNDERSTOOD AND AGREED however that, notwithstanding anything hereinbefore contained, should the Executive leave the employment of the Corporation prior to the 3rd day of July 2006, the amount of principal then outstanding and interest thereon shall, at the option of the Corporation be paid forthwith upon demand.

               IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

SIGNED, SEALED AND DELIVERED    )
in the presence of              )
                                )              /s/ PIERRE ST. ARNAUD
                                )       ___________________________________
                                )                PIERRE ST. ARNAUD
                                )
                                )
                                )       SR TELECOM INC.
                                )
                                )             /s/ DAVID ADAMS
                                )       Per:  _____________________________
                                )
                                )             _____________________________

                                    ANNEX "A"

                           P R O M I S S O R Y   N O T E


               On 3 July, 2006, the undersigned PIERRE ST-ARNAUD promises to pay to the order of SR Telecom Inc., at 8150 Trans-Canada Highway, St. Laurent, Quebec, the sum of SEVENTY THOUSAND DOLLARS ($70,000), with interest computed from July 3, 2001 and calculated and payable annually at the rate of five per cent (5%) per annum. Interest payable both before and after default. Notwithstanding anything hereinbefore contained, should, prior to the 3rd day of July 2006, default occur in payment of any amount due hereunder and continue for a period of thirty days, or, should, prior to such date, the undersigned cease to be employed by SR Telecom Inc., then, upon the occurrence of any such event, the amount of principal outstanding and interest thereon shall, at the option of SR Telecom Inc., be paid forthwith upon demand, provided however that, in the event of the undersigned ceasing to be employed by SR Telecom Inc., no demand shall be made prior to the 90th day following the date of cessation.

VALUE RECEIVED

               DATED this 3rd day of July, 2001.

                                         /s/ PIERRE ST. ARNAUD
                                     _________________________________
                                             PIERRE ST. ARNAUD
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                                    ANNEX "B"

                                PLEDGE AGREEMENT

      THIS AGREEMENT made this 3rd day of July, 2001.

B E T W E E N:

                                            PIERRE ST-ARNAUD

                                            Hereinafter called the PLEDGOR

                                                        OF THE FIRST PART;

                             - and -

                                            SR TELECOM INC.

                                            Hereinafter called the PLEDGEE and

                                            sometimes the CORPORATION

                                                            OF THE SECOND PART

                             - and -

                                            KING YONGE DEPOSITARIES INC.

                                            Hereinafter called the ESCROW AGENT

                                                              OF THE THIRD PART

               WHEREAS, with the assistance of the Corporation, the Pledgor has this day purchased Forty Three Thousand Seven Hundred & Fifty (43,750) common shares (the FINANCED SHARES) in the capital stock of the Corporation for an aggregate price of Seventy Thousand ($70,000) (the PURCHASE PRICE) pursuant to the exercise of Rights to subscribe for common shares acquired by the Pledgor subsequent to the filing with regulatory authorities of a Circular dated the 31st day of May, 2001,

               AND WHEREAS the aggregate Purchase Price of Seventy Thousand Dollars was advanced to the Pledgor by the Pledgee under a Loan Agreement of even date herewith pursuant to which the Pledgor delivered a Promissory Note executed in the form set out in Annex A thereto,

               AND WHEREAS the Loan Agreement provides that the Note shall be secured by a pledge of the Financed Shares (such shares so pledged being hereinafter referred to as the PLEDGED SHARES), on the terms and conditions hereinafter appearing;

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                                                                               2

               AND WHEREAS the Pledgor has agreed to deliver to the Escrow Agent certificates representing such Pledged Shares duly endorsed in blank for transfer;

               NOW THEREFORE this Agreement WITNESSETH that in consideration of the premises and of the respective covenants and conditions hereinafter contained and other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged by the parties hereto), the parties hereto covenant and agree each with the other as follows:

                    1. The Pledgor and the Pledgee hereby appoint the Escrow Agent, and the Escrow Agent hereby agrees to act as escrow agent in accordance with the terms and conditions of this Agreement.

                    2. Subject as hereinafter provided, certificates representing the Pledged Shares shall be retained by the Escrow Agent as security for the payment of the principal due and payable under the Note. During the term of this Agreement, and while the Pledged Shares represented by such certificates have not been released to the Pledgor, the Pledged Shares shall not be transferred, hypothecated, or otherwise alienated, by the Pledgor without the prior written consent of the Pledgee.

                    3. The Pledged Shares shall remain the property of the Pledgor, and the Pledgor shall be entitled to exercise all voting rights in respect of the Pledged Shares unless and until default as hereinafter defined shall occur.

                    4. When the Note is paid, the Escrow Agent shall forthwith deliver to the Pledgor a certificate representing the Pledged Shares or the residual number held in escrow at the time of full payment, it being understood and agreed that the Pledgor may at any time obtain a release from escrow of shares in lots of one thousand (1,000) or any multiple thereof on payment of the sum of One Thousand Six Hundred Dollars ($1,600) for each one thousand (1,000) share lot for which a release is requested.

                    5. If default is made by the Pledgor in the payment of principal or interest due and payable under the Note, and such default continues for a period of thirty (30) days after written notice thereof by the Pledgee to the Pledgor, and the Pledgee gives notice of the default of the Pledgor to the Escrow Agent, the Escrow Agent shall forthwith give notice to the Pledgor of such default, and if payment of the amount owing under the Notes is not made within fifteen (15) days of the giving of such notice by the Escrow Agent to the Pledgor, the Escrow Agent is hereby authorized and directed, upon the written request of the Pledgee,
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                                                                               3

                          to sell, and he shall sell the Pledged Shares, or any part thereof, as hereinafter provided. Such sale of the Pledged Shares may be public or private, for cash, or upon credit, or partly for cash and partly for credit, for the best price, and upon such terms and conditions as the Escrow Agent may be able to obtain. The Pledgee may become a purchaser on any such sale. Such sale may be made by the Escrow Agent without any covenant or warranty on his part, and without recourse to him, and any such sale shall vest in the purchaser good and indefeasible title to the Pledged Shares, or any part thereof, free of any right or equity of redemption, which right or equity is hereby expressly waived and released by the Pledgor. After deducting all expenses of sale, and all sums due to the Escrow Agent hereunder, the proceeds of sale of the Pledged Shares shall be applied to the payment of principal and interest due under the Notes, or any of them, and the surplus, if any, shall be paid to the Pledgor.

                          Should the proceeds of sale of the Pledged Shares be less than the aggregate of the Note due and payable immediately prior to the time default occurred, then the Pledgor shall be liable to pay the Pledgee the amount of such deficiency.

                    6. If the Pledged Shares, or any of them, are changed, classified, subdivided, consolidated or converted into a different number or class of shares or otherwise, the shares or other securities resulting from such change, classification, reclassification, subdivision or conversion, shall be delivered to and held by the Escrow Agent in place of the Pledged Shares, and the provisions hereof shall apply thereto.

                    7. Until such time as the Escrow Agent is required to deliver the certificates representing the Pledged Shares to the Pledgor, the Pledgor shall be entitled to receive all cash dividends paid in respect of any of the Pledged Shares; provided, however, that any shares or securities which are issued by the Corporation to the Pledgor on account of the Pledged Shares by way of stock dividend or otherwise, shall be deposited by the Pledgor with the Escrow Agent, and shall be deemed to be Pledged Shares, and the provisions hereof shall apply thereto.

                    8.    This Agreement shall be binding upon and shall enure
                          to the benefit of the parties hereto and their respective heirs, legal personal representatives, successors and assigns.
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                                                                               4

               IN WITNESS WHEREOF the parties hereto have duly executed this Agreement on the day and year first above written.

SIGNED, SEALED AND DELIVERED )
in the presence of           )                   /s/ Pierre St. Arnaud
                             )             __________________________________
                             )                     PIERRE ST. ARNAUD
                             )
                             )             SR TELECOM INC.
                             )
             Per:__________________________

                             )                 ______________________________
                             )
                             )             KING YONGE DEPOSITARIES INC.
                             )
                             }                    /s/ T. F. Byrne
                             )             Per:   ___________________________
                             )
                             )                    ___________________________
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                          P R O M I S S O R Y  N O T E


               On 3 July, 2006, the undersigned PIERRE ST-ARNAUD promises to pay to the order of SR Telecom Inc., at 8150 Trans-Canada Highway, St. Laurent, Quebec, the sum of SEVENTY THOUSAND DOLLARS ($70,000), with interest computed from July 3, 2001 and calculated and payable annually at the rate of five per cent (5%) per annum. Interest payable both before and after default. Notwithstanding anything hereinbefore contained, should, prior to the 3rd day of July 2006, default occur in payment of any amount due hereunder and continue for a period of thirty days, or, should, prior to such date, the undersigned cease to be employed by SR Telecom Inc., then, upon the occurrence of any such event, the amount of principal outstanding and interest thereon shall, at the option of SR Telecom Inc., be paid forthwith upon demand, provided however that, in the event of the undersigned ceasing to be employed by SR Telecom Inc., no demand shall be made prior to the 90th day following the date of cessation.

VALUE RECEIVED

               DATED this 3rd day of July, 2001.

                                                      /s/ Pierre St. Arnaud
                                              _________________________________
                                                        PIERRE ST. ARNAUD